UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 14, 2010

BERRY PETROLEUM COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-9735	77-0079387
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Broadway, Suite 3700, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 999-4400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 14, 2010, Berry Petroleum Company (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC (“Credit Suisse”) and J.P. Morgan Securities Inc., as representatives of the underwriters named therein (collectively, the “Underwriters”), in connection with an underwritten public offering of 8,000,000 shares (the “Shares”) of the Class A Common Stock, par value $0.01 per share, of the Company (the “Common Stock”).  The Underwriters were also granted an option to purchase an additional 1,200,000 shares of Common Stock to cover over-allotments exercisable in whole or in part at any time within 30 days of January 14, 2010.  The offer and sale of the Shares is registered under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to a Registration Statement on Form S-3 (Registration No. 333-161243) filed by the Company on August 11, 2009.  Issuance and delivery of the Shares is expected to occur on January 21, 2010, subject to customary closing conditions.

Each of the Company and its directors and executive officers have agreed, subject to certain exceptions, not to offer or sell any other Common Stock for a period of 90 days after January 14, 2010 without the prior consent of Credit Suisse. In addition, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments that the Underwriters may be required to make in respect of those liabilities. The Underwriting Agreement contains other terms and conditions that are generally customary for transactions of this nature. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference.  The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER		DESCRIPTION
1.1	—

Underwriting Agreement, dated January 14, 2010, by and among Berry Petroleum Company and Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.

5.1	—	Opinion of Musick, Peeler & Garrett LLP.
23.1	—	Consent of Musick, Peeler & Garrett LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PETROLEUM COMPANY

By:	/s/ Shawn M. Canaday
Shawn M. Canaday
Vice President of Finance and Assistant Secretary

Date:  January 15, 2010

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
1.1	—

Underwriting Agreement, dated January 14, 2010, by and among Berry Petroleum Company and Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.

5.1	—	Opinion of Musick, Peeler & Garrett LLP.
23.1	—	Consent of Musick, Peeler & Garrett LLP (included in Exhibit 5.1).